Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT to the Credit Agreement referred to below, dated as of July 24, 2017 (this “First Amendment”), by and among International Seaways, Inc., a Marshall Islands corporation (“Holdings”), International Seaways Operating Corporation, a Marshall Islands corporation (the “Administrative Borrower”), OIN Delaware LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Administrative Borrower, the “Borrowers”), the other Guarantors party hereto, the Lenders party hereto, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used herein but not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement referenced below, as amended by this First Amendment.

RECITALS

WHEREAS, the Borrowers, Holdings, the other Guarantors from time to time party thereto, the several Lenders (as defined in the Credit Agreement) from time to time party thereto, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of June 22, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrowers hereby request (and this First Amendment hereby consitutes a written notice to the Administrative Agent pursuant to such Section 2.21 requesting) the establishment of Term Commitments in respect of Incremental Term Loans in the form of an increase to the existing Class of Initial Term Loans (the “July 2017 Incremental Term Loan Facility”) and that certain lenders (each such lender, a “July 2017 Incremental Term Loan Lender”) make Incremental Term Loans (hereinafter referred to as the “July 2017 Incremental Term Loans”) to the Borrowers on the First Amendment Effective Date (as defined below) denominated in Dollars in an aggregate principal amount equal to $50,000,000, and the Administrative Agent, the Borrowers, Holdings, the other Guarantors and each July 2017 Incremental Term Loan Lender have agreed, subject to the terms and conditions hereinafter set forth, to provide for such July 2017 Incremental Term Loans as set forth below, which July 2017 Incremental Term Loans will be (x) added to, and constitute part of, the Initial Term Loans and (y) used (i) for the purchase of up to two vessels and/or the prepayment of principal of outstanding Revolving Loans theretofore incurred for the purchase of such vessels, (ii) to provide cash to the balance sheet of the Administrative Borrower for general corporate purposes and (iii) to pay fees and expenses in connection with the foregoing; and

WHEREAS, the Borrowers, Holdings, the other Guarantors, the July 2017 Incremental Term Loan Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth to provide for such July 2017 Incremental Term Loans;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.          Amendments to Credit Agreement. The Credit Agreement is, effective as of the First Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 below, hereby amended as follows:

(a)          Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the proper alphabetical order:

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, Holdings, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall mean July 24, 2017.

“July 2017 Incremental Term Loan Commitments” shall mean the Term Commitments provided to the Borrowers on the First Amendment Effective Date pursuant to the First Amendment.

“July 2017 Incremental Term Loans” shall mean the Incremental Term Loans made to the Borrowers on the First Amendment Effective Date pursuant to the First Amendment.

(b)          Section 1.01 of the Credit Agreement is amended by restating the first sentence of the definition of “Applicable Amortization Percentage” as follows:

““Applicable Amortization Percentage” shall mean, for each fiscal quarter during any period set forth below, with respect to the Initial Term Loans (as increased on the First Amendment Effective Date by the July 2017 Incremental Term Loans), the percentage set forth opposite such period below:”.

(c)          Section 2.07 of the Credit Agreement is amended by deleting the first sentence of clause (a) thereof and inserting the following in lieu thereof:

“Subject to the provisions of Section 2.21, (i) the initial Term Commitments made effective on the Closing Date shall automatically terminate on the Closing Date immediately upon the making of the Initial Term Loans on such date and (ii) the July 2017 Incremental Term Loan Commitments made effective on the First Amendment Effective Date shall automatically terminate upon the making of the July 2017 Incremental Term Loans on the First Amendment Effective Date.”

(d)          Section 2.09(a) of the Credit Agreement is amended by inserting the text “and/or Section 2.21” immediately following the text “Section 2.10” appearing therein.

(e)          Section 3.12 of the Credit Agreement is amended as follows:

(i)          by inserting the text “incurred on the Closing Date” immediately after the text “Initial Term Loans” appearing in clause (b) thereof; and

(ii)         by inserting the following proviso at the end of the clause (c) thereof:

“; provided, however, the proceeds of the July 2017 Incremental Term Loans shall only be used for the purpose set forth in the second recital of the First Amendment”.

SECTION 2.          Incremental Loan Amendment.

(a)          Each July 2017 Incremental Term Loan Lender on, and subject to the occurrence of, the First Amendment Effective Date hereby severally agrees to provide the Term Commitments for July 2017 Incremental Term Loans set forth opposite its name on Annex I attached hereto (the “July 2017 Incremental Term Loan Commitments”).  The July 2017 Incremental Term Loan Lenders, the Administrative Agent, the Borrowers, Holdings and the other Guarantors agree that this First Amendment is necessary and appropriate, in each of their reasonable opinions, to effect the provisions of Section 2.21 of the Credit Agreement and shall constitute an Incremental Loan Amendment pursuant to and in accordance with Section 2.21 of the Credit Agreement.

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(b)          Upon the incurrence of July 2017 Incremental Term Loans pursuant to this First Amendment, such July 2017 Incremental Term Loans (x) shall be added to, and constitute part of, each Borrowing of each outstanding Type of Initial Term Loans on a pro rata basis (based on the relative sizes of the various outstanding Types of Borrowings of Initial Term Loans), so that each July 2017 Incremental Term Loan Lender will participate proportionately in each then outstanding Borrowing of such Type of Initial Term Loans and (y) shall be subject to the interest rates (including Applicable Margins), amortization, voluntary prepayment terms and mandatory prepayment terms applicable to the applicable Type of Initial Term Loans as set forth in the Credit Agreement. The July 2017 Incremental Term Loans shall be subject to the Applicable Amortization Percentage set forth in the Credit Agreement (as amended hereby) with the remaining outstanding principal amount due and payable in full on the Term Loan Maturity Date for the Initial Term Loans.

(c)          On (and subject to the occurrence of) the First Amendment Effective Date, each July 2017 Incremental Term Loan Lender party hereto (i) acknowledges and agrees to make the July 2017 Incremental Term Loans as provided in this First Amendment on the terms, and subject to the conditions, set forth in this First Amendment and (ii) to the extent provided in this First Amendment and the Credit Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

(d)          Each Borrower and each Guarantor acknowledges and agrees that (i) the Borrowers shall be jointly and severally liable for all Obligations with respect to all July 2017 Incremental Term Loans made to the Borrowers pursuant to this First Amendment and (ii) all such Obligations (including all such July 2017 Incremental Term Loans) shall constitute Guaranteed Obligations and shall be entitled to the benefits of the Security Documents and the Guarantees.

(e)          The July 2017 Incremental Term Loan Commitment of each July 2017 Incremental Term Loan Lender shall automatically terminate upon the making of the July 2017 Incremental Term Loans on the First Amendment Effective Date.

(f)          The proceeds of the July 2017 Incremental Term Loans shall be used by the Borrowers solely for the purposes set forth in the second recital of this First Amendment.

(g)          The parties hereto acknowledge and agree that for purposes of calculating the Effective Yield on Initial Term Loans pursuant to the Credit Agreement, the July 2017 Incremental Term Loans and the Initial Term Loans incurred on the Closing Date shall be deemed to have an identical Effective Yield equal to the Effective Yield then in effect with respect to the Initial Term Loans incurred on the Closing Date, notwithstanding the differential in the upfront fees or original issue discount paid to any July 2017 Incremental Term Loan Lender in respect of any July 2017 Incremental Term Loans on the First Amendment Effective Date and the Lenders in respect of the Initial Term Loans on the Closing Date. In furtherance of the foregoing, concurrently with the funding of the July 2017 Incremental Term Loans, the Borrowers shall pay to the Administrative Agent for the account of each Lender with outstanding Initial Term Loans on, and immediately prior to, the First Amendment Effective Date, all accrued but unpaid interest with respect to such Initial Term Loans through the day immediately prior to the First Amendment Effective Date.

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SECTION 3.          Representations and Warranties. In order to induce the July 2017 Incremental Term Loan Lenders party hereto to enter into this First Amendment, to make the July 2017 Incremental Term Loans pursuant hereto and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants that:

(a)          the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date).

(b)          both before and after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c)          this First Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and each of this First Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.          Conditions of Effectiveness. The effectiveness of this First Amendment (including the amendments contained in Section 1 hereof and agreements contained in Section 2 hereof) are subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)          this First Amendment shall have been duly executed by the Borrowers, Holdings, each other Guarantor, the July 2017 Incremental Term Loan Lenders and the Administrative Agent (which may include a copy transmitted by facsimile or PDF or other electronic method), and delivered to the Administrative Agent;

(b)          the Administrative Agent shall have received a Borrowing Request in respect of the July 2017 Incremental Term Loans by no later than the applicable time required pursuant to the Credit Agreement (or such shorter period as may be agreed by the Administrative Agent);

(c)          the Administrative Agent shall have received (i) a solvency certificate in the form of Exhibit L to the Credit Agreement (appropriately completed) dated the First Amendment Effective Date and signed by the chief financial officer of the Administrative Borrower, certifying that the Restricted Parties on a consolidated basis after giving effect to the transactions contemplated by this First Amendment are Solvent and (ii) a solvency certificate in the form of Exhibit L to the Credit Agreement (appropriately completed) dated the First Amendment Effective Date and signed by the chief financial officer of Holdings, certifying that the Companies on a consolidated basis after giving effect to the transactions contemplated by this First Amendment are Solvent;

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(d)          the Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Loan Party dated the First Amendment Effective Date, certifying (A) either (i) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be or (ii) that the copies of such Loan Party’s Organizational Documents as previously certified and delivered to the Administrative Agent on the Closing Date (or, if later, the date of joinder of such Loan Party as a Guarantor under the Loan Documents) remain in full force and effect on the First Amendment Effective Date, without modification or amendment since such prior date of certification and delivery, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this First Amendment and the other Loan Documents (including, if applicable, as amended by this First Amendment) to which such Loan Party is a party and, in the case of the Borrowers, the borrowing of the July 2017 Incremental Term Loans hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this First Amendment and any Loan Document or any other document delivered in connection herewith or therewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate required by this clause (i)); and (ii) a certificate as to the good standing of each Loan Party as of a recent date and a “bring down” good standing certificate of each Loan Party as of the First Amendment Effective Date (or, in each case, local equivalent thereof), in each case, from such Secretary of State;

(e)          the Administrative Agent shall have received, on behalf of itself, the other Agents and the July 2017 Incremental Term Loan Lenders, a favorable written opinion of (i) Cleary Gottlieb Steen & Hamilton LLP, special counsel for the Loan Parties, (ii) Burke & Parsons, special maritime counsel for the Loan Parties, and (ii) each local counsel listed on Schedule 4.01(f) to the Credit Agreement, in each case (A) dated the First Amendment Effective Date, (B) addressed to Administrative Agent, the other Agents and the July 2017 Incremental Term Loan Lenders and (C) covering customary matters for incremental loan facilities relating to this First Amendment and the other Loan Documents delivered in connection with this First Amendment as the Administrative Agent shall reasonably request;

(f)          at least one Business Days (solely for purposes of this Section 4, to be defined as any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is closed) prior to the First Amendment Effective Date, each Loan Party shall have provided to the July 2017 Incremental Term Loan Lenders the documentation and other information required by bank regulatory authorities under or in respect of applicable Anti-Terrorism Laws or “know-your-customer” Legal Requirements, including the Patriot Act;

(g)          the Borrowers shall have paid all accrued and unpaid interest on all Initial Term Loans outstanding immediately prior to the First Amendment Effective Date through and including the day immediately prior to the First Amendment Effective Date, regardless of whether payment would otherwise be required under the Credit Agreement at such time;

(h)          on or prior to the First Amendment Effective Date, the Borrowers shall have paid to the Administrative Agent for the account of each July 2017 Incremental Term Loan Lender with July 2017 Incremental Term Loan Commitments a fee equal to 2.00% of the aggregate amount of such July 2017 Incremental Term Loan Lender’s July 2017 Incremental Term Loan Commitments in effect on the First Amendment Effective Date;

(i)          the Borrowers shall have paid all other costs, fees, expenses and other amounts due and payable pursuant to the Loan Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrowers and the Administrative Agent or such affiliate in connection with this First Amendment, including the reasonable fees and expenses of White & Case LLP;

(j)          the Administrative Agent and the Mortgage Trustee shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Mortgage Trustee, an amendment to each Collateral Vessel Mortgage duly executed by the owner of the relevant Collateral Vessel giving effect to this First Amendment and the July 2017 Incremental Term Loan Facility, and evidence that such amendment has been duly recorded in accordance with the laws of the Applicable Flag Jurisdiction; and

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(k)          (i) all representations and warranties set forth in Section 3 of this First Amendment shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date), (ii) no Default shall have occurred and be continuing or would occur after giving effect to the incurrence of the July 2017 Incremental Term Loans and the application of the proceeds therefrom, (iii) immediately after giving effect to the incurrence of the July 2017 Incremental Term Loans and the application of the proceeds therefrom, the Administrative Borrower shall be in compliance with the Loan to Value Test, and (iv) the Administrative Agent shall have received an Officer’s Certificate of the Administrative Borrower, dated the First Amendment Effective Date, certifying compliance with the preceding clauses (i), (ii) and (iii) and showing the calculations (in reasonable detail) with respect to the preceding clause (iii).

SECTION 5.          Consents. For purposes of Section 11.04 of the Credit Agreement, the Administrative Borrower hereby consents to any assignee of the July 2017 Incremental Term Loan Lenders (in each case otherwise being an Eligible Assignee) becoming a Lender in connection with the primary syndication of the Initial Term Loans acquired by such July 2017 Incremental Term Loan Lender pursuant to this First Amendment, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by Administrative Borrower on or prior to the First Amendment Effective Date.

SECTION 6.          Effects on Loan Documents.

(a)          Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)          The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Documents.

(c)          (i) Each Loan Party acknowledges and agrees that, on and after the First Amendment Effective Date, this First Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as amended by this First Amendment) and (ii) each Loan Party hereby (A) agrees that all Obligations shall be guaranteed pursuant to the Guarantees in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this First Amendment, on and after the First Amendment Effective Date, the Guarantees and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this First Amendment.

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(d)          On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement (as amended by this First Amendment) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment, and this First Amendment and the Credit Agreement as amended by this First Amendment shall be read together and construed as a single instrument, (ii) the July 2017 Incremental Term Loans shall constitute “Incremental Term Loans”, “Initial Term Loans”, “Loans” and “Term Loans”, in each case, as applicable, under and defined in the Credit Agreement, (iii) each July 2017 Incremental Term Loan Lender shall constitute a “Lender”, in each case, under and defined in the Credit Agreement, (iv) the July 2017 Incremental Term Loan Commitments shall constitute “Term Commitments” (other than for purposes of Section 2.01 of the Credit Agreement) and (v) this First Amendment shall constitute an “Incremental Loan Amendment” under and as defined in the Credit Agreement.

(e)          Nothing herein shall be deemed to entitle the Borrowers, Holdings nor the other Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this First Amendment or any other Loan Document in similar or different circumstances.

SECTION 7.          Expense Reimbursement and Indemnification. Each Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 11.03 of the Credit Agreement as amended by this First Amendment shall apply to this First Amendment and the transactions contemplated hereby.

SECTION 8.          Amendments; Severability.

(a)          This First Amendment, (i) prior to the First Amendment Effective Date, may not be amended except by an instrument in writing signed by the Loan Parties, the Administrative Agent and the July 2017 Incremental Term Loan Lenders and (ii) after the First Amendment Effective Date, may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 11.02 of the Credit Agreement.

(b)          To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

SECTION 9.          Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement as amended by this First Amendment are incorporated herein by reference, mutatis mutandis.

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SECTION 10.         Headings. Section headings in this First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

SECTION 11.         Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

INTERNATIONAL SEAWAYS, INC.

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	President and Chief Executive Officer

BORROWERS:

INTERNATIONAL SEAWAYS OPERATING CORPORATION

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	President

OIN DELAWARE LLC

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	Manager

GUARANTORS:

1372 TANKER CORPORATION
AFRICA TANKER CORPORATION
ALCESMAR LIMITED
ALCMAR LIMITED
AMALIA PRODUCT CORPORATION
AMBERMAR PRODUCT CARRIER CORPORATION
ANDROMAR LIMITED
ANTIGMAR LIMITED
ARIADMAR LIMITED
ATALMAR LIMITED
ATHENS PRODUCT TANKER CORPORATION
AURORA SHIPPING CORPORATION
BATANGAS TANKER CORPORATION
CABO HELLAS LIMITED
CABO SOUNION LIMITED
CARIBBEAN TANKER CORPORATION
CARL PRODUCT CORPORATION
CONCEPT TANKER CORPORATION
DELTA AFRAMAX CORPORATION
EIGHTH AFRAMAX TANKER
CORPORATION
EPSILON AFRAMAX CORPORATION,
FIRST UNION TANKER CORPORATION
FRONT PRESIDENT INC.
GOLDMAR LIMITED
HATTERAS TANKER CORPORATION
JADEMAR LIMITED
KATSURA TANKER CORPORATION
KIMOLOS TANKER CORPORATION
KYTHNOS CHARTERING CORPORATION
LEYTE PRODUCT TANKER CORPORATION
LUXMAR PRODUCT TANKER CORPORATION
MAJESTIC TANKERS CORPORATION
MAPLE TANKER CORPORATION
MAREMAR PRODUCT TANKER CORPORATION
MILOS PRODUCT TANKER CORPORATION
MINDANAO TANKER CORPORATION

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	President

MONTAUK TANKER CORPORATION
OAK TANKER CORPORATION
OCEANIA TANKER CORPORATION
OIN CHARTERING, INC.
OSG CLEAN PRODUCTS INTERNATIONAL, INC.
OVERSEAS SHIPPING (GR) LTD.
PEARLMAR LIMITED
PETROMAR LIMITED
REYMAR LIMITED
RICH TANKER CORPORATION
ROSALYN TANKER CORPORATION
ROSEMAR LIMITED
RUBYMAR LIMITED
SAKURA TRANSPORT CORP.
SAMAR PRODUCT TANKER CORPORATION
SERIFOS TANKER CORPORATION
SEVENTH AFRAMAX TANKER CORPORATION
SHIRLEY AFRAMAX CORPORATION
SIFNOS TANKER CORPORATION
SILVERMAR LIMITED
SIXTH AFRAMAX TANKER CORPORATION
SKOPELOS PRODUCT TANKER CORPORATION
STAR CHARTERING CORPORATION
THIRD UNITED SHIPPING CORPORATION
TOKYO TRANSPORT CORP.
URBAN TANKER CORPORATION
VIEW TANKER CORPORATION

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	President

INTERNATIONAL SEAWAYS SHIP MANAGEMENT LLC

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	Manager

LIGHTERING LLC

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	Senior Vice President and Manager

OSG SHIP MANAGEMENT (UK) LTD.

By:	/s/ Lois K. Zabrocky
Name:	Lois K. Zabrocky
Title:	President

JEFFERIES FINANCE LLC, as Administrative Agent and July 2017 Incremental Term Loan Lender

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

ANNEX I

JULY 2017 INCREMENTAL TERM LOAN COMMITMENTS

July 2017 Incremental Term Loan Lender	July 2017 Incremental Term Loan Commitments
Jefferies Finance LLC	$50,000,000